UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 16, 2018

Hudson Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, 1 Blue Hill Plaza, Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously reported, on October 10, 2017, Hudson Technologies, Inc. (the “Company”) and its wholly-owned subsidiary, Hudson Holdings, Inc. (“Holdings”) completed the acquisition (the “Acquisition”) from Airgas, Inc. (“Airgas”) of all of the outstanding stock of Airgas-Refrigerants, Inc., a Delaware corporation (“ARI”). On October 11, 2017, ARI changed its name to Aspen Refrigerants, Inc.

The Company filed a Current Report on Form 8-K/A (Amendment No. 1) on November 8, 2017 (the “8-K/A”) with respect to the Acquisition, which contained the required:

•	historical financial statements of ARI, in accordance with Rule 3-05 of Regulation S-X

•	pro forma financial information of the Company and ARI in accordance with Article 11 of Regulation S-X giving effect to certain pro forma events relating to the Acquisition

In accordance with applicable rules, the prior 8-K/A contained information at and for the periods ended June 30, 2017 and comparable prior year and other required periods. On February 14, 2018, the Company filed an additional Current Report on Form 8-K to voluntarily update the aforementioned unaudited financial statements at and for the periods ended September 30, 2017 and comparable prior year. In addition, pro forma financial information was voluntarily updated in such 8-K as of and for the nine months ended September 30, 2017 and the 12 months ended December 31, 2016.

This Current Report on Form 8-K is being filed to voluntarily update the Unaudited Pro Forma Condensed Combined Statement of Income for the 12 months ended December 31, 2017.

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Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

Filed herewith is the following pro forma financial information:

Unaudited Pro Forma Condensed Combined Statement of Income for the twelve months ended December 31, 2017 of the Company and ARI

(d)	Exhibits

99.1	Unaudited Pro Forma Condensed Combined Statement of Income for the twelve months ended December 31, 2017 of the Company and ARI

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2018

HUDSON TECHNOLOGIES, INC.

By:	/s/ Stephen P. Mandracchia
Name:	Stephen P. Mandracchia
Title:	Vice President Legal & Regulatory Secretary

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